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                                                                      EXHIBIT 32

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND SENIOR VICE PRESIDENT, CORPORATE
                       DEVELOPMENT AND FINANCE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. Section 1350, as adopted), Kleanthis G. Xanthopoulos, Ph.D., as President and Chief Executive Officer of the Company, and Michael J. Kamdar, as Senior Vice President, Corporate Development and Finance of the Company, each hereby certifies that, to the best of his knowledge:

      1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004, to which this Certification is attached as Exhibit 32 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the periods covered by the Periodic Report.

/s/  Kleanthis G. Xanthopoulos                 /s/  Michael J. Kamdar
------------------------------                 ---------------------------------
Kleanthis G. Xanthopoulos, Ph.D.               Michael J. Kamdar
President and Chief Executive Officer          Senior Vice President, Corporate
                                               Development and Finance
Date: August 16, 2004                           Date: August 16, 2004

A signed original of this written statement required by Section 906 has been provided to Anadys Pharmaceuticals, Inc. and will be retained by Anadys Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission ("SEC") or its staff upon request. This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.

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